                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   April 7, 1999


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-7882                 94-1692300
         --------                        ------                 ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                                  94088-3453
------------------------------------                            ----------
(address of principal executive offices)                        (Zip Code)


Registrant's telephone number,
 including area code:                                           (408) 732-2400
                                                                --------------

Item 5.  Other Events.
-------  -------------

     On April 7, 1999, Advanced Micro Devices, Inc. (the Company) announced that shipments of AMD-K6-2 processors were substantially below plan. The Company also said that severe price competition, especially in processors with frequencies below 400 megahertz (MHz), caused average selling prices for AMD-K6 family processors to decline to $78. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(c)  Exhibits:

     99  Press release dated April 7, 1999.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MICRO DEVICES, INC.
                                                (Registrant)



Date:  April 14, 1999      By: /s/ Francis Barton
                              _____________________________
                                 Francis P. Barton
                                 Senior Vice President, Chief Financial Officer

                                 Exhibit Index
                                 -------------


Exhibit Number     Exhibit
--------------     -------

     99            Press release dated April 7, 1999.